Management's Use of Accounting Judgments, Estimates and Assumptions	12 Months Ended
Dec. 31, 2019
Managements Use Of Accounting Judgments Estimates And Assumptions [Abstract]
Management's Use of Accounting Judgments, Estimates and Assumptions
3.	Management’s Use of Accounting Judgments, Estimates and Assumptions

The preparation of our consolidated financial statements in conformity with IFRS requires us to make judgments, estimates and assumptions that affect the reported amounts of our revenues, expenses, assets and liabilities and disclosure of contingent liabilities at the end of each reporting period.  The uncertainties inherent in these assumptions and estimates could result in outcomes that could require a material adjustment to the carrying amount of the assets or liabilities affected in the future years.

Judgments and estimates are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

Judgments, key assumptions concerning the future, and other key sources of estimation uncertainty at the end of the reporting period, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next reporting period are consistent with those applied in the most recent annual financial statements, except for those that relate to the adoption of IFRS 16.  Selected critical judgments and estimates applied in the preparation of the annual consolidated financial statements as discussed below:

Judgments

In the process of applying our accounting policies, management has made judgments, apart from those involving estimations which have the most significant effect on the amounts recognized in our financial statements.

Revenue Recognition – Beginning January 1, 2018

Identifying performance obligations

We identify performance obligations by considering whether the promised goods or services in the contract are distinct goods or services.  A good or service is distinct when the customer can benefit from the good or service on its own or together with other resources that are readily available to the customer and our promise to transfer the good or service to the customer is separately identifiable from the other promises in the contract.

Revenues earned from multiple element arrangements offered by our fixed line and wireless businesses are split into separately identifiable performance obligations based on their relative stand-alone selling price in order to reflect the substance of the transaction.  The transaction price represents the best evidence of stand-alone selling price for the services we offer since this is the observable price we charge if our services are sold separately.  We account for customer contracts in accordance with IFRS 15 and have concluded that the service (telecommunication service) and non-service components (handset or equipment) may be accounted for as separate performance obligations.  The handset or equipment is delivered first, followed by the telecommunication service (which is provided over the contract/lock-in period of generally two years).  Revenue attributable to the separate performance obligations are based on the allocation of the transaction price relative to the stand-alone selling price.

Installation fees for voice services are considered as a single performance obligation together with monthly service fees, recognized over the customer subscription period since the subscriber cannot benefit from the installation services on its own or together with other resources that are readily available to the subscriber.  Installation fees for data services are also not capable of being distinct from the sale of modem since the subscriber obtains benefit from the combined output of the installation services and the device, and is recognized upon delivery of the modem and performance of modem installation.

Principal versus agent consideration

We enter into contracts with our customers involving multiple deliverable arrangements.  We determined that we control the goods before they are transferred to customers, and we have the ability to direct the use of the inventory. The following factors indicate that we control the goods before they are being transferred to customers. Therefore, we determined that we are the principal in these contracts.

•	We are primarily responsible for fulfilling the promise to provide the specified equipment;
•	We bear inventory risk on our inventory before it has been transferred to the customer;
•

We have discretion in establishing the prices for the other party’s goods or services and, therefore, the benefit that we can receive from those goods or services is not limited. It is incumbent upon us to establish the price of our services to be offered to our subscribers; and

•	Our consideration in these contracts is the entire consideration billed to the service provider.

Based on the foregoing, we are considered the principal in our contracts with other service providers except for certain VAS arrangements.  We have the primary obligation to provide the services to the subscriber.

Timing of revenue recognition

We recognize revenue from contracts with customers over time or at a point in time depending on our evaluation of when the customer obtains control of the promised goods or services and based on the extent of progress towards completion of the performance obligation.  For the telecommunication service which is provided over the contract period of two years, revenue is recognized monthly as we provide the service because control is transferred over time.  For the device which is provided at the inception of the contract, revenue is recognized at the time of delivery because control is transferred at a point in time,.

Identifying methods for measuring progress of revenue recognized over time

We determine the appropriate method of measuring progress which is either through the use of input or output methods. Input method recognizes revenue on the basis of the entity’s efforts or inputs to the satisfaction of a performance obligation while output method recognizes revenue on the basis of direct measurements of the value to the customer of the goods or services transferred to date.

Revenue from telecommunication services is recognized through the use of input method wherein recognition is over time based on the customer subscription period since the customer simultaneously receives and consumes the benefits as the seller renders the services.

Significant financing component

We concluded that the handset component included in contracts with customers has a significant financing component considering the period between the time of the transfer of control over the handset and the customer’s payment of the price of the handset, which is more than one year.

In determining the interest to be applied to the amount of consideration, we concluded that the interest rate is the market interest rate adjusted with credit spread to reflect the customer credit risk that is commensurate with the rate that would be reflected in a separate financing transaction between us and our customer at contract inception.

Estimation of stand-alone selling price

We assessed that the service and non-service components represent separate performance obligations and thus, the amount of revenues should be recognized based on the allocation of the transaction price to the different performance obligations based on their stand-alone selling prices.  The stand-alone selling price is the price at which we sell the good or service separately to a customer.  However, if goods or services are not currently offered separately, we use the adjusted market or cost-plus margin method to determine the stand-alone selling price to be used in the revenue allocation.

In terms of allocation of transaction price between performance obligations, we assessed that allocating the transaction price using the stand-alone selling prices of the services and handset will result in more revenue allocated to non-service component.  The stand-alone selling price is based on the price in which we regularly sell the non-service and service component in a separate transaction.

Financial Instruments

Evaluation of business models in managing financial instruments

We determine our business model at the level that best reflects how we manage groups of financial assets to achieve our business objective.  Our business model is not assessed on an instrument-by-instrument basis, but a higher level of aggregated portfolios and is based on observable factors such as:

a.	How the performance of the business model and the financial assets held within that business model are evaluated and reported to the entity’s key management personnel;
b.	The risks that affect the performance of the business model (and the financial assets held within that business model) and, in particular, the way those risks are managed; and
c.	The expected frequency, value and timing of sales are also important aspects of our assessment.

The business model assessment is based on reasonably expected scenarios without taking ‘worst case’ or ‘stress case’ scenarios into account. If cash flows after initial recognition are realized in a way that is different from our original expectations, we do not change the classification of the remaining financial assets held in that business model, but incorporates such information when assessing newly originated or newly purchased financial assets going forward.

We have determined that for cash and cash equivalents, short-term investments, investment in debt securities and other long-term investments (Note 13 – Debt Instruments at Amortized Cost), and trade and other receivables, the business model is to collect the contractual cash flows until maturity.  For receivables from MPIC, we have determined that its business model is to both collect contractual cash flows and sale of financial assets.

IFRS 9, however, emphasizes that if more than an infrequent number of sales are made out of a portfolio of financial assets carried at amortized cost, we should assess whether and how such sales are consistent with the objective of collecting contractual cash flows.

Definition of default and credit-impaired financial assets

We define a financial instrument as in default, which is fully aligned with the definition of credit-impaired, when it meets one or more of the following criteria:

•	Quantitative criteria

For trade receivables and all other financial assets subject to impairment, default occurs when the receivable becomes 90 days past due, except for trade receivables from Corporate subscribers, which are determined to be in default when the receivables become 120 days past due.

•	Qualitative criteria

The counterparty meets unlikeliness to pay criteria, which indicates the counterparty is in significant financial difficulty.  These are instances where:

a.	The counterparty is experiencing financial difficulty or is insolvent;
b.	The counterparty is in breach of financial covenant(s);
c.	An active market for that financial assets has disappeared because of financial difficulties;
d.	Concessions have been granted by us, for economic or contractual reasons relating to the counterparty’s financial difficulty;
e.	It is becoming probable that the counterparty will enter bankruptcy or other financial reorganization; and
f.	Financial assets are purchased or originated at a deep discount that reflects the incurred credit losses.

The criteria above have been applied to all financial instruments, except FVPL, held by us and are consistent with the definition of default used for internal credit risk management purposes.  The default definition has been applied consistently to the ECL models throughout our expected loss calculation.

Significant increase in credit risk

At each reporting date, we assess whether there has been a significant increase in credit risk for financial assets since initial recognition by comparing the risk of default occurring over the expected life between the reporting date and the date of initial recognition.  We consider reasonable and supportable information that is relevant and available without undue cost or effort for this purpose.  This includes quantitative and qualitative information and forward-looking analysis.

An exposure will migrate through the ECL stages as asset quality deteriorates.  If, in a subsequent period, asset quality improves and also reverses any previously assessed significant increase in credit risk since origination, then the loss allowance measurement reverts from lifetime ECL to 12-month ECL.

Using our judgment and, where possible, relevant historical experience, we may determine that an exposure has undergone a significant increase in credit risk based on particular qualitative indicators that we consider are indicative of such and whose effect may not otherwise be fully reflected in its quantitative analysis on a timely basis.

As a backstop, we consider that a significant increase in credit risk occurs no later than when an asset is more than 30 days past due.  Days past due are determined by counting the number of days since the earliest elapsed due date in respect of which full payment has not been received.  Due dates are determined without considering any grace period that might be available to the counterparty.

Exposures that have not deteriorated significantly since origination, or where the deterioration remains within our investment grade criteria, or which are less than 30 days past due, are considered to have a low credit risk.  The provision for credit losses for these financial assets is based on a 12-month ECL.  The low credit risk exemption has been applied on debt investments that meet the investment grade criteria of the PLDT Group.

Impairment of available-for-sale equity investments – Prior to January 1, 2018

For available-for-sale financial investments, we assess at each reporting date whether there is objective evidence that an investment or a group of investments is impaired.

In the case of equity investments classified as available-for-sale financial investments, objective evidence would include a significant or prolonged decline in the fair value of the investment below its cost.  The determination of what is “significant” or “prolonged” requires judgment.  We treat “significant” generally as decline of 20% or more below the original cost of investment, and “prolonged” as greater than 12 months assessed against the period in which the fair value has been below its original cost.

Based on our judgment, the decline in fair value of our investment in Rocket Internet SE, or Rocket Internet, was considered significant as the cumulative net losses from changes in fair value represented more than 20% decline in value below cost.  As a result, total cumulative impairment losses recognized on our investment in Rocket Internet amounted to Php11,045 million as at December 31, 2017.  Impairment losses charged in our consolidated income statement amounted to Php540 million for the year ended December 31, 2017.  See related discussion on Note 12 – Financial Assets at FVPL – Investment of PLDT Online in Rocket Internet.

Determination of functional currency

The functional currencies of the entities under the PLDT Group are the currency of the primary economic environment in which each entity operates.  It is the currency that mainly influences the revenue from and cost of rendering products and services.

The presentation currency of the PLDT Group is the Philippine Peso.  Based on the economic substance of the underlying circumstances relevant to the PLDT Group, the functional currency of all entities under PLDT Group is the Philippine Peso, except for (a) SMHC, FECL Group, PLDT Global and certain of its subsidiaries, PGNL and certain of its subsidiaries, Chikka and certain of its subsidiaries and PGIC, which uses the U.S. Dollar; (b) iCommerce, CPL and AGSPL, which uses the Singaporean Dollar; and (c) AGS Indonesia, which uses the Indonesian Rupiah.

Reclassification of certain land and building from investment property to property and equipment

In 2018, ePLDT reclassified certain land and building amounting to Php1,236 million from investment property to property and equipment because of the change in use of the assets.  Prior to reclassification, these land and building were previously held for rental to third party lessees up to the end of the lease arrangement in 2018.  Management decided not to renew the lease contracts but instead use the land and building for business operations.  As such, management believes that the reclassification to property and equipment is appropriate given the change in use of these assets.  See Note 14 – Investment Properties.

Determining the lease term of contracts with renewal and terminal options – Company as a Lessee – Beginning January 1, 2019

Upon adoption of IFRS 16, we applied a single recognition and measurement approach for all leases, except for short-term leases and leases of ‘low-value’ assets.  See Section Leases for the accounting policy beginning January 1, 2019.

We determine the lease term as the non-cancellable term of the lease, together with any periods covered by an option to extend the lease if it is reasonably certain to be exercised, or any periods covered by an option to terminate the lease, if it is reasonably certain not to be exercised.

We, as the lessee, have the option, under some of our lease agreements to lease the assets for additional terms.  We apply judgment in evaluating whether it is reasonably certain to exercise the option to renew. That is, we consider all relevant factors that create an economic incentive for us to exercise the renewal. After the commencement date, we reassess the lease term if there is a significant event or change in circumstances that is within our control and affects our ability to exercise (or not to exercise) the option to renew or to terminate (e.g., a change in business strategy).

We included the renewal period as part of the lease term for leases such as poles and leased circuits due to the significance of these assets to our operations.  These leases have a non-cancellable period (i.e., one to 30 years) and there will be a significant negative effect on our provision of services if a replacement is not readily available. Furthermore, the periods covered by termination options are included as part of these lease term only when they are reasonably certain not to be exercised.

See Note 10 – Leases for information on potential future payments relating to periods following the exercise date of extension and termination options that are not included in the lease term.

Total depreciation of ROU assets amounted to Php4,393 million for the year ended December 31, 2019.  Total lease liabilities amounted to Php16,315 million as at December 31, 2019.  See Note 2 – Summary of Significant Accounting Policies, Note 5 – Income and Expenses – Selling, General and Administrative Expenses, Note 10 – Leases and Note 28 – Financial Assets and Liabilities.

Leases – Prior to January 1, 2019

As a lessee, we have various lease agreements in respect of certain equipment and properties.  We evaluate whether significant risks and rewards of ownership of the leased properties are transferred to us (finance lease) or retained by the lessor (operating lease) based on IAS 17.  Total lease expense amounted to Php7,321 million and Php7,016 million for the years ended December 31, 2018 and 2017, respectively.  Total finance lease obligations amounted to Php514 thousand as at December 31, 2018.  See Note 2 – Summary of Significant Accounting Policies, Note 5 – Income and Expenses – Selling, General and Administrative Expenses, Note 21 – Interest-bearing Financial Liabilities – Obligations under Finance Leases and Note 28 –Financial Assets and Liabilities.

Accounting for investment in Multisys Technologies Corporation, or Multisys

On December 3, 2018, PGIH completed the closing of its investment in Multisys.  Out of the Php550 million total consideration for the acquisition of existing shares, PGIH paid Php523 million to the owners of Multisys.  Further, PGIH invested Php800 million into Multisys as a deposit for future stock subscription pending the approval by the Philippine SEC of the capital increase of Multisys.  On February 1, 2019, the Philippine SEC approved the capital increase of Multisys.

Based on our judgment, at the PLDT Group level, PGIH’s investment in Multisys gives PGIH a joint control in Multisys and thus is accounted for as investment in joint venture using the equity method of accounting in accordance with IAS 28, Investments in Associates and Joint Ventures..  See Note 11 – Investment in Associates and Joint Ventures – Investment in Joint Ventures – Investment of PGIH in Multisys.

Accounting for investments in MediaQuest Holdings, Inc., or MediaQuest, through Philippine Depositary Receipts, or PDRs

ePLDT made various investments in PDRs issued by MediaQuest in relation to its direct interest in Satventures, Inc., or Satventures, and Hastings Holdings, Inc., or Hastings, and indirect interest in Cignal TV, Inc., or Cignal TV.

Based on our judgment, at the PLDT Group level, ePLDT’s investments in PDRs gives ePLDT a significant influence over Satventures, Hastings and Cignal TV as evidenced by provision of essential technical information and material transactions among PLDT, Smart, Satventures, Hastings and Cignal TV, and thus are accounted for as investments in associates using the equity method.

On February 15, 2018, ePLDT ceased to have any economic interest in Hastings as a result of the assignment of the Hastings PDRs to PLDT Beneficial Trust Fund.

See related discussion on Note 11 – Investments in Associates and Joint Ventures – Investments in Associates – Investment of ePLDT in MediaQuest PDRs.

Assessment of loss of control over VIH

PLDT assesses the consequences of changes in the ownership interest in a subsidiary that may result in a loss of control as well as the consequence of losing control of a subsidiary during the reporting period.  Whether or not PLDT retains control over the subsidiary depends on an evaluation of a number of factors that indicate if there are changes to one or more of the three elements of control.  When PLDT has less than majority of the voting rights or similar rights to an investee, PLDT considers all relevant facts and circumstances in assessing whether it has power over an investee, including, among others, representation on its board of directors, voting rights, and other rights of other investors, including their participation in significant decisions made in the ordinary course of business.

As a result of the subscription of the new investors in VIH, PCEV’s ownership interest was diluted to 48.74% as such and retained only two out of the five Board of Director seats in the investee.  Consequently, as at November 28, 2018, PLDT lost its control on VIH and accounted for its remaining interest as investment in an associate.  See Note 11 – Investments in Associates and Joint Ventures – Investments in Associates – Investment of PCEV in VIH.

Accounting for investments in Vega Telecom Inc., or VTI, Bow Arken Holdings Company, or Bow Arken, and Brightshare Holdings, Inc., or Brightshare

On May 30, 2016, PLDT acquired a 50% equity interest in each of VTI, Bow Arken and Brightshare.  See related discussion on Note 11 – Investments in Associates and Joint Ventures – Investments in Joint Ventures.  Based on the Memorandum of Agreement, PLDT and Globe Telecom, Inc., or Globe, each have the right to appoint half the members of the Board of Directors of each of VTI, Bow Arken and Brightshare, as well as the (i) co-Chairman of the Board; (ii) co-Chief Executive Officer and President; and (iii) co-Controller where any matter requiring their approval shall be deemed passed or approved if the consents of both co-officers holding the same position are obtained.  All decisions of each Board of Directors may only be approved if at least one director nominated by each of PLDT and Globe votes in favor of it.

Based on these rights, PLDT and Globe have joint control over VTI, Bow Arken and Brightshare, which is defined in IFRS 11, Joint Arrangements, as a contractually agreed sharing of control of an arrangement and exists only when decisions about the relevant activities require the unanimous consent of the parties sharing control.  Consequently, PLDT and Globe classified the joint arrangement as a joint venture in accordance with IFRS 11 given that PLDT and Globe each have the right to 50% of the net assets of VTI, Bow Arken and Brightshare and their respective subsidiaries.

Accordingly, PLDT accounted for the investment in VTI, Bow Arken and Brightshare using the equity method of accounting in accordance with IAS 28.  Under the equity method of accounting, the investment is initially recognized at cost and adjusted thereafter for the post-acquisition change in the investor’s share of the investee’s net assets.  See Note 11 – Investment in Associates and Joint Ventures – Investment in Joint Ventures – Investments of PLDT in VTI, Bow Arken and Brightshare.

Accounting for investment in Beacon Electric Asset Holdings, Inc., or Beacon, under equity method

IAS 28 provides that where an entity holds 20% or more of the voting power (directly or through subsidiaries) on an investee, it will be presumed that the investor has significant influence, unless it can be clearly demonstrated that this is not the case.  If the ownership interest is less than 20%, the entity will be presumed not to have significant influence unless such influence can be clearly demonstrated.

PCEV entered into Share Purchase Agreement with MPIC on May 30, 2016 and June 13, 2017, to sell its equity interest in Beacon for a total consideration of Php26,200 million and Php21,800 million, respectively.  Upon closing of these sale transactions, MPIC settled portion of the considerations and the balances are being paid in annual installments until June 2021.  MPIC agreed that for as long as: (a) PCEV owns at least 20% of the outstanding capital stock of Beacon; or (b) the purchase price has not been fully paid by MPIC, PCEV shall retain the right to vote 50% of the outstanding capital stock of Beacon.  The unpaid balance from MPIC is measured at fair value using discounted cash flow valuation method, with interest income to be accreted over the term of the receivable.

After full divestment, PCEV continues to hold its representation in the Board of Directors and participate in decision making.  PCEV retained 50% proxy voting right and is presumed to still hold joint control over Beacon.  The role of the representative of PCEV in the Board of Directors is not to jointly control the business but to ensure security of the payment of its outstanding receivables.  Thus, PCEV will remain to hold significant influence over Beacon.  See Note 11 – Investments in Associates and Joint Ventures – Investments in Joint Ventures – Investment of PCEV in Beacon.

Material partly-owned subsidiaries

Our consolidated financial statements include additional information about subsidiaries that have non-controlling interest, or NCI, that are material to us, see Note 6 – Components of Other Comprehensive Loss.  We determined material partly-owned subsidiaries as those with balance of NCI greater than 5% of the total equity as at December 31, 2019 and 2018.

Material associates and joint ventures

Our consolidated financial statements include additional information about associates and joint ventures that are material to us.  See Note 11 – Investments in Associates and Joint Ventures.  We determined material associates and joint ventures are those investees where our carrying amount of investments is greater than 5% of the total investments in associates and joint ventures as at December 31, 2019 and 2018.

Determining Taxable Profit, Tax Bases, Unused Tax Losses, Unused Tax Credits and Tax Rates

Upon adoption of the IFRIC 23, we assess whether we have any uncertain tax position and applies significant judgment in identifying uncertainties over our income tax treatments.  We determined based on our assessment that it is probable that our income tax treatments (including those for the subsidiaries) will be accepted by the taxation authorities.  Accordingly, the interpretation did not have a significant impact on our consolidated financial statements.

Estimates and Assumptions

The key estimates and assumptions concerning the future and other key sources of estimation uncertainty at the end of the reporting period that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities recognized in our consolidated financial statements within the next financial year are discussed below.  We based our estimates and assumptions on parameters available when our consolidated financial statements were prepared.  Existing circumstances and assumptions about future developments, however, may change due to market changes or circumstances arising beyond our control.  Such changes are reflected in the assumptions when they occur.

Leases – Estimating the incremental borrowing rate, or IBR – Beginning January 1, 2019

In calculating the present value of lease payments, we use the IBR at the lease commencement date if the interest rate implicit in the lease is not readily determinable.  IBR is the rate of interest that a lessee would have to pay to borrow over a similar term, similar security, the funds necessary to obtain an asset of a similar value to the ROU asset in a similar economic environment.

We use benchmark rates from partner banks based on the tenor of our loan borrowings plus a spread adjustment based on our credit worthiness.

Our lease liabilities amounted to Php16,315 million as at December 31, 2019.  See Note 2 – Summary of Significant Accounting Policies – IFRS 16, Leases and Note 10 – Leases.

Loss of control over VIH – Fair value measurement of interest retained

A deemed disposal occurs where the proportionate interest of PLDT in a subsidiary is reduced other than by an actual disposal, for example, by the issuance of shares to a third party investor by the subsidiary.  When PLDT no longer has control, the remaining interest is measured at fair value as at the date the control was lost.  In determining the fair value of PLDT’s retained interest in VIH, we take into account recent transactions and all the facts and circumstances surrounding the transactions such as timing, transaction size, transaction frequency, and motivations of the investors.  We carefully assess the accounting implications of the stipulation in the shareholders’ agreements and consider whether such a transaction has been made at arm’s length.  See Note 11 – Investments in Associates and Joint Ventures – Investments in Associates – Investment of PCEV in VIH.

Impairment of non-financial assets

IFRS requires that an impairment review be performed when certain impairment indicators are present.  In the case of goodwill and intangible assets with indefinite useful life, at a minimum, such assets are subject to an impairment test annually and whenever there is an indication that such assets may be impaired.  This requires an estimation of the VIU of the CGUs to which these assets are allocated.  The VIU calculation requires us to make an estimate of the expected future cash flows from the CGU and to choose a suitable discount rate in order to calculate the present value of those cash flows.  See Note 15 – Goodwill and Intangible Assets – Impairment Testing of Goodwill and Intangible Assets with Indefinite Useful Life for the key assumptions used to determine the VIU of the relevant CGUs.

Determining the recoverable amount of property and equipment, ROU assets, investments in associates and joint ventures, goodwill and intangible assets, prepayments and other noncurrent assets, requires us to make estimates and assumptions in the determination of future cash flows expected to be generated from the continued use and ultimate disposition of such assets.  Future events could cause us to conclude that property and equipment, investments in associates and joint ventures, intangible assets and other noncurrent assets associated with an acquired business are impaired.  Any resulting impairment loss could have a material adverse impact on our financial position and financial performance.

The preparation of estimated future cash flows involves significant estimations and assumptions of future market conditions.  While we believe that our assumptions are appropriate and reasonable, significant changes in our assumptions may materially affect our assessment of recoverable values and may lead to future impairment charges under IFRS.

Total asset impairment recognized on noncurrent assets amounted to nil, Php2,122 million and Php3,913 million for the years ended December 31, 2019, 2018 and 2017, respectively.  See Note 4 – Operating Segment Information, Note 5 – Income and Expenses – Asset Impairment, and Note 9 – Property and Equipment – Impairment of Certain Wireless Network Equipment and Facilities.

The carrying values of our property and equipment, ROU assets, investments in associates and joint ventures, investment properties, goodwill and intangible assets, and prepayments are separately disclosed in Note 9 – Property and Equipment, Note 10 – Leases, Note 11 – Investments in Associates and Joint Ventures, Note 14 – Investment Properties, Note 15 – Goodwill and Intangible Assets and Note 19 – Prepayments, respectively.

Estimating useful lives of property and equipment

We estimate the useful lives of each item of our property and equipment based on the periods over which our assets are expected to be available for use.  Our estimation of the useful lives of our property and equipment is also based on our collective assessment of industry practice, internal technical evaluation and experience with similar assets.  The estimated useful lives of each assets are reviewed every year-end and updated if expectations differ from previous estimates due to physical wear and tear, technical or commercial obsolescence and legal or other limitations on the use of our assets.  It is possible, however, that future results of operations could be materially affected by changes in our estimates brought about by changes in the factors mentioned above.  The amounts and timing of recorded expenses for any period would be affected by changes in these factors and circumstances.  A reduction in the estimated useful lives of our property and equipment would increase our recorded depreciation and decrease the carrying amount of our property and equipment.

In 2019, 2018 and 2017, we shortened the estimated useful lives of certain data network platform and other technology equipment resulting from the transformation projects to improve and simplify the network and systems applications.  As a result, we recognized additional depreciation amounting to Php2,048 million, Php15,807 million and Php19,481 million for the years ended December 31, 2019, 2018 and 2017, respectively. We expect additional depreciation arising from the acceleration of estimated useful lives of the technology equipment in 2019 amounting to Php1,458 million, Php1,397 million and Php46 million in 2020, 2021 and each of the years 2022 and 2023, respectively.

In 2019, we increased the estimated useful life of certain information origination and termination equipment and central office equipment due to technology advancement allowing longer economic life of the subscriber equipment.  As a result, we recognized a decrease in depreciation amounting to Php1,719 million for the year ended December 31, 2019.

The total depreciation and amortization of property and equipment amounted to Php35,263 million, Php47,240 million and Php51,915 million for the years ended December 31, 2019, 2018 and 2017, respectively.  Total carrying values of property and equipment, net of accumulated depreciation and amortization, amounted to Php232,134 million and Php195,964 million as at December 31, 2019 and 2018, respectively.  See Note 2 – Summary of Significant Accounting Policies, Note 4 – Operating Segment Information and Note 9 – Property and Equipment.

Estimating useful lives of intangible assets with finite lives

Intangible assets with finite lives are amortized over their expected useful lives using the straight-line method of amortization.  At a minimum, the amortization period and the amortization method for an intangible asset with a finite useful life are reviewed at least at each financial year-end.  Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are accounted for by changing the amortization period or method, as appropriate, and treated as changes in accounting estimates.  The amortization expense on intangible assets with finite lives is recognized in our consolidated income statements.

The total amortization of intangible assets with finite lives amounted to Php758 million, Php892 million and Php835 million for the years ended December 31, 2019, 2018 and 2017, respectively.  Total carrying values of intangible assets with finite lives amounted to Php1,941 million and Php2,699 million as at December 31, 2019 and 2018, respectively.  See Note 2 – Summary of Significant Accounting Policies, Note 4 – Operating Segment Information, Note 5 – Income and Expenses – Selling, General and Administrative Expenses and Note 15 – Goodwill and Intangible Assets.

Recognition of deferred income tax assets

We review the carrying amounts of deferred income tax assets at the end of each reporting period and reduce these to the extent that these are no longer probable that sufficient taxable income will be available to allow all or part of the deferred income tax assets to be utilized.  Our assessment on the recognition of deferred income tax assets on deductible temporary differences is based on the level and timing of forecasted taxable income of the subsequent reporting periods.  This forecast is based on our past results and future expectations on revenues and expenses as well as future tax planning strategies.  Based on this, management expects that we will generate sufficient taxable income to allow all or part of our deferred income tax assets to be utilized.

Based on the above assessment, our consolidated unrecognized deferred income tax assets amounted to Php2,294 million and Php3,227 million as at December 31, 2019 and 2018, respectively.  Total consolidated provision from deferred income tax amounted to Php6,267 million and Php1,375 million for the years ended December 31, 2019 and 2018, respectively, while total consolidated benefit from deferred income tax amounted to Php2,738 million for the year ended December 31, 2017.  Total consolidated recognized net deferred income tax assets amounted to Php23,623 million and Php27,697 million as at December 31, 2019 and 2018, respectively.  See Note 2 – Summary of Significant Accounting Policies, Note 4 – Operating Segment Information and Note 7 – Income Taxes.

Estimating allowance for expected credit losses – Beginning January 1, 2018

a.	Measurement of ECLs

ECLs are derived from unbiased and probability-weighted estimates of expected loss, and are measured as follows:

•

Financial assets that are not credit-impaired at the reporting date: as the present value of all cash shortfalls over the expected life of the financial asset discounted by the EIR.  The cash shortfall is the difference between the cash flows due to us in accordance with the contract and the cash flows that we expect to receive; and

•	Financial assets that are credit-impaired at the reporting date: as the difference between the gross carrying amount and the present value of estimated future cash flows discounted by the EIR.

We leverage existing risk management indicators (e.g. internal credit risk classification and restructuring triggers), credit risk rating changes and reasonable and supportable information which allow us to identify whether the credit risk of financial assets has significantly increased.

b.	Inputs, assumptions and estimation techniques
•	General approach for cash in bank, short-term investments, debt securities and financial assets at FVOCI and advances and other noncurrent assets

The ECL is measured on either a 12-month or lifetime basis depending on whether a significant increase in credit risk has occurred since initial recognition or whether an asset is considered to be credit-impaired.  We consider the probability of our counterparty to default its obligation and the expected loss at default after considering the effects of collateral, any potential value when realized and time value of money.

The assumptions underlying the ECL calculation are monitored and reviewed on a quarterly basis.

•	Simplified approach for trade and other receivables and contract assets

We use a simplified approach for calculating ECL on trade and other receivables and contract assets.  We consider historical days past due for groupings of various customer segments that have similar loss patterns and remaining time to maturities.

We use historical observed default rates and adjust these historical credit loss experience with forward-looking information.  At every reporting date, the historical observed default rates are updated and changes in the forward-looking estimates are analyzed.

There have been no significant changes in estimation techniques or significant assumptions made during the reporting period.

•	Incorporation of forward-looking information

We incorporate forward-looking information into both our assessment of whether the credit risk of an instrument has increased significantly since its initial recognition and our measurement of ECL.

To do this, management considered a range of relevant forward-looking macro-economic assumptions for the determination of unbiased general industry adjustments and any related specific industry adjustments that support the calculation of ECLs.

The macro-economic factors are aligned with information used by us for other purposes such as strategic planning and budgeting.

We have identified and documented key drivers of credit risk and credit losses of each portfolio of financial instruments and, using an analysis of historical data, has estimated relationships between macro-economic variables and credit risk and credit losses.

Predicted relationship between the key indicators and default and loss rates on various portfolios of financial assets have been developed based on analyzing historical data over the past three to eight years.  The methodologies and assumptions including any forecasts of future economic conditions are reviewed regularly.

We have not identified any uncertain event that it has assessed to be relevant to the risk of default occurring but where we are not able to estimate the impact on ECL due to lack of reasonable and supportable information.

Total provision for expected credit losses for trade and other receivables amounted to Php4,071 million and Php4,192 million  for the years ended December 31, 2019 and 2018, respectively.  Trade and other receivables, net of allowance for expected credit losses, amounted to Php22,436 million and Php24,056 million, respectively, as at December 31, 2019 and 2018, respectively.  See Note 5 – Income and Expenses and Note 17 – Trade and Other Receivables.

Total provision for expected credit losses for contract assets amounted to Php291 million and Php223 million for the years ended December 31, 2019 and 2018, respectively.  Contract assets, net of allowance for expected credit losses, amounted to Php2,747 million and Php3,268 million as at December 31, 2019 and 2018, respectively.  See Note 5 – Income and Expenses and Note 17 – Trade and Other Receivables.

•	Grouping of instruments for losses measured on collective basis

A broad range of forward-looking information were considered as economic inputs such as the gross domestic product, inflation rate, unemployment rates and other economic indicators.  For expected credit loss provisions modelled on a collective basis, a grouping of exposures is performed on the basis of shared risk characteristics, such that risk exposures within a group are homogeneous.  In performing this grouping, there must be sufficient information for the PLDT Group to be statistically credible.  Where sufficient information is not available internally, then we have considered benchmarking internal/external supplementary data to use for modelling purposes.  The characteristics and any supplementary data used to determine groupings are outlined below.

Trade receivables – Groupings for collective measurement

a.	Retail subscribers;
b.	Corporate subscribers;
c.	Foreign administrations and domestic carriers; and
d.	Dealers, agents and others.

The following credit exposures are assessed individually:

•	All stage 3 assets, regardless of the class of financial assets; and
•	The cash and cash equivalents, investment in debt securities and financial assets at FVOCI, and other financial assets.

Estimating allowance for doubtful accounts – Prior to January 1, 2018

If we assessed that there was objective evidence that an impairment loss was incurred in our trade and other receivables, we estimate the allowance for doubtful accounts related to our trade and other receivables that are specifically identified as doubtful of collection.  The amount of allowance is evaluated by management on the basis of factors that affect the collectability of the accounts.  In these cases, we use judgment based on all available facts and circumstances, including, but not limited to, the length of our relationship with the customer and the customer’s credit status based on third party credit reports and known market factors, to record specific reserves for customers against amounts due in order to reduce our receivables to amounts that we expect to collect.  These specific reserves are re-evaluated and adjusted as additional information received affects the amounts estimated.

In addition to specific allowance against individually significant receivables, we also assess a collective impairment allowance against credit exposures of our customer which were grouped based on common credit characteristics, which, although not specifically identified as requiring a specific allowance, have a greater risk of default than when the receivables were originally granted to customers.  This collective allowance is based on historical loss experience using various factors, such as historical performance of the customers within the collective group, deterioration in the markets in which the customers operate, and identified structural weaknesses or deterioration in the cash flows of customers.

Total provision for doubtful accounts for trade and other receivables amounted to Php3,438 million for the year ended December 31, 2017.  Trade and other receivables, net of allowance for doubtful accounts, amounted to Php33,761 million as at December 31, 2017.  See Note 4 – Operating Segment Information and Note 5 – Income and Expenses.

Estimating pension benefit costs and other employee benefits

The cost of defined benefit and present value of the pension obligation are determined using the projected unit credit method.  An actuarial valuation includes making various assumptions which consists, among other things, discount rates, rates of compensation increases and mortality rates.  Further, our accrued benefit cost is affected by the fair value of the plan assets.  Key assumptions used to estimate fair value of the unlisted equity investments included in the plan assets consist of revenue growth rate, direct costs, capital expenditures, discount rates and terminal growth rates.  See Note 26 – Pension and Other Employee Benefits.  Due to complexity of valuation, the underlying assumptions and its long-term nature, a defined benefit obligation is highly sensitive to changes in assumptions.  While we believe that our assumptions are reasonable and appropriate, significant differences in our actual experience or significant changes in our assumptions may materially affect our cost for pension and other retirement obligations.  All assumptions are reviewed every year-end.

Net consolidated pension benefit costs amounted to Php1,018 million, Php1,855 million and Php1,610 million for the years ended December 31, 2019, 2018 and 2017, respectively.  The prepaid benefit costs amounted to Php342 million and Php393 million as at December 31, 2019 and 2018, respectively.  The accrued benefit costs amounted to Php8,985 million and Php7,182 million as at December 31, 2019 and 2018, respectively.  See Note 5 – Income and Expenses – Compensation and Employee Benefits, Note 19 – Prepayments and Note 26 – Pension and Other Employee Benefits.

On September 26, 2017, the Board of Directors of PLDT approved the TIP which intends to provide incentive compensation to key officers, executives and other eligible participants who are consistent performers and contributors to the Company’s strategic and financial goals.  The incentive compensation will be in the form of Performance Shares, PLDT common shares of stock, which will be released in three annual grants on the condition, among others, that pre-determined consolidated core net income targets are successfully achieved over three annual performance periods from January 1, 2017 to December 31, 2019.  On September 26, 2017, the Board of Directors approved the acquisition of 860 thousand Performance Shares to be awarded under the TIP.  On March 7, 2018, the ECC of the Board approved the acquisition of additional 54 thousand shares, increasing the total Performance Shares to 914 thousand.   Metropolitan Bank and Trust Company, or Metrobank, through its Trust Banking Group, is the appointed Trustee of the trust established for purposes of the TIP.  The Trustee is designated to acquire the PLDT common shares in the open market through the facilities of the PSE, and administer their distribution to the eligible participants subject to the terms and conditions of the TIP.

On December 11, 2018, the ECC, of the Board approved Management’s recommended modifications to the Plan, and partial equity and cash settled set-up was implemented for the 2019 TIP Grant. The revised set-up includes a fixed number of shares that will be granted (“equity award”) and the estimated fair value of the difference between the number of shares granted in the original equity grant and the equity award will be paid in cash (“cash award”). The fair value of the award is determined at each reporting date using the estimated fair value of the corresponding shares.

As at March 31, 2020, a total of 757 thousand PLDT common shares have been acquired by the Trustee, of which 236 thousand,  302 thousand and 204 thousand PLDT common shares have been released to the eligible participants on March 12, 2020 for the 2019 annual grant, on March 28, 2019 for the 2018 annual grant and on April 5, 2018 for the 2017 annual grant, respectively.  The cash award for the 2019 annual grant that was paid on March 12, 2020 amounted to Php654 million.  The TIP is administered by the ECC of the Board.  The expense accrued for the TIP amounted to Php638 million, Php208 million and Php827 million  for the years ended December 31, 2019, 2018 and 2017, respectively. The accrued incentive payable, representing the cash settled set-up amounted to Php795 million as at December 31, 2019.  See Note 5 – Income and Expenses – Compensation and Employee Benefits and Note 26 – Pension and Other Employee Benefits – Other Long-term Employee Benefits.

Provision for asset retirement obligations

Provision for asset retirement obligations are recognized in the period in which these are incurred if a reasonable estimate can be made.  This requires an estimation of the cost to restore or dismantle on a per square meter basis, depending on the location, and is based on the best estimate of the expenditure required to settle the obligation at the future restoration or dismantlement date, discounted using a pre-tax rate that reflects the current market assessment of the time value of money and, where appropriate, the risk specific to the liability.  Total provision for asset retirement obligations amounted to Php1,767 million and Php1,656 million as at December 31, 2019 and 2018, respectively.  See Note 22 – Deferred Credits and Other Noncurrent Liabilities.

Provision for legal contingencies and tax assessments

We are currently involved in various legal proceedings and tax assessments.  Our estimates of the probable costs for the resolution of these claims have been developed in consultation with our counsel handling the defense in these matters and are based upon our analysis of potential results.  We currently do not believe these proceedings could materially reduce our revenues and profitability.  It is possible, however, that future financial position and performance could be materially affected by changes in our estimates or effectiveness of our strategies relating to these proceedings and assessments.  See Note 27 – Provisions and Contingencies.

Based on management’s assessment, appropriate provisions were made; however, management has decided not to disclose further details of these provisions as they may prejudice our position in certain legal proceedings.

Revenue recognition – Prior to January 1, 2018

Our revenue recognition policies require us to make use of estimates and assumptions that may affect the reported amounts of our revenues and receivables.

Our agreements with domestic and foreign carriers for inbound and outbound traffic subject to settlements require traffic reconciliations before actual settlement is done, which may not be the actual volume of traffic as measured by us.  Initial recognition of revenues is based on our observed traffic adjusted by our normal experience adjustments, which historically are not material to our consolidated financial statements.  Differences between the amounts initially recognized and the actual settlements are taken up in the accounts upon reconciliation.

Under certain arrangements with our knowledge processing solutions services, if there is uncertainty regarding the outcome of the transaction for which service was rendered, revenue is recognized only to the extent of expenses incurred for rendering the service and only to such amount as determined to be recoverable.

We recognize our revenues from installation and activation related fees and the corresponding costs over the expected average periods of customer relationship for fixed line and cellular services.  We estimate the expected average period of customer relationship based on our most recent churn rate analysis.

Determination of fair values of financial assets and financial liabilities

When the fair value of financial assets and financial liabilities recorded in our consolidated statements of financial position cannot be measured based on quoted prices in active markets, their fair value is measured using valuation techniques including the discounted cash flows model.  The inputs to these models are taken from observable markets where possible, but where this is not feasible, a degree of judgment is required in establishing fair values.  The judgments include considerations of inputs such as liquidity risk, credit risk and volatility.  Changes in assumptions about these factors could affect the reported fair value of financial instruments.

Other than those whose carrying amounts are reasonable approximations of fair values, total fair values of noncurrent financial assets and noncurrent financial liabilities as at December 31, 2019 amounted to Php1,657 million and Php173,457 million, respectively, while the total fair values of noncurrent financial assets and noncurrent financial liabilities as at December 31, 2018 amounted to Php2,168 million and Php143,392 million, respectively.  See Note 28 – Financial Assets and Liabilities.